Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes	Income taxes

The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory federal tax rate. The effective tax rate is affected by recurring items in provincial, U.S. federal, state and other foreign jurisdictions, such as tax rates and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments, and lower corporate income tax rates on capital dispositions that may occur in any given year.
On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act ("U.S. Tax Reform"). The U.S. Tax Reform reduces the U.S. federal corporate income tax rate from 35% to 21%, effective as of January 1, 2018. The U.S. Tax Reform also allows for immediate capital expensing of new investments in certain qualified depreciable assets made after September 27, 2017, which will be phased down starting in year 2023. As a result of the U.S. Tax Reform, the Company's net deferred income tax liability decreased by $1,764 million for the year ended December 31, 2017.
The U.S. Tax Reform introduced other important changes to U.S. corporate income tax laws including the creation of a new Base Erosion Anti-abuse Tax (BEAT) that subjects certain payments from U.S. corporations to foreign related parties to additional taxes and limitations to the deduction for net interest expense incurred by U.S. corporations. Since the enactment of the U.S. Tax Reform, U.S. authorities have issued various proposed and finalized regulations and guidance interpreting its provisions. These interpretations have been taken into account in calculating the Company's current year income tax provision and tax payments. The U.S. Tax Reform and these regulations are expected to impact the Company's income tax provisions and tax payments in future years.
The following table provides a reconciliation of income tax expense (recovery):

In millions	Year ended December 31,	2019	2018	2017
Canadian statutory federal tax rate		15%	15%	15%
Income tax expense at the Canadian statutory federal tax rate		$814	$852	$763
Income tax expense (recovery) resulting from:
Provincial and foreign income taxes (1)		551	535	536
Deferred income tax adjustments due to rate enactments (2)		(112)	—	(1,706)
Gain on disposals (3)		(6)	(51)	(3)
Other (4)		(34)	18	15
Income tax expense (recovery)		$1,213	$1,354	$(395)
Net cash payments for income taxes		$822	$776	$712
(1)    Includes mainly the impact of Canadian provincial taxes and U.S. federal and state taxes.
(2)    Includes the net deferred income tax recovery resulting from the enactment of provincial, U.S. federal, and state corporate income tax laws and/or rates.
(3)    Relates to the permanent differences arising from lower capital gain tax rates on the gain on disposal of the Company's properties in Canada.

(4)	Includes adjustments relating to the filing or resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, excess tax benefits, and other items.

The following table provides tax information on a domestic and foreign basis:

In millions	Year ended December 31,	2019	2018	2017
Income before income taxes
Domestic		$4,162	$4,400	$3,964
Foreign		1,267	1,282	1,125
Total income before income taxes		$5,429	$5,682	$5,089
Current income tax expense
Domestic		$608	$818	$758
Foreign		36	9	42
Total current income tax expense		$644	$827	$800
Deferred income tax expense (recovery)
Domestic		$423	$419	$349
Foreign		146	108	(1,544)
Total deferred income tax expense (recovery)		$569	$527	$(1,195)

The following table provides the significant components of deferred income tax assets and liabilities:

In millions	December 31,	2019	2018
Deferred income tax assets
Net operating losses and tax credit carryforwards (1)		$234	$20
Pension liability		137	128
Lease liabilities		127	—
Personal injury and other claims		61	65
Other postretirement benefits liability		59	70
Compensation reserves		51	74
Unrealized foreign exchange losses		—	50
Other		69	61
Total deferred income tax assets		$738	$468
Deferred income tax liabilities
Properties		$8,222	$7,672
Operating lease right-of-use assets		131	—
Pension asset		88	120
Unrealized foreign exchange gains		15	—
Other		126	156
Total deferred income tax liabilities		$8,582	$7,948
Total net deferred income tax liability		$7,844	$7,480
Total net deferred income tax liability
Domestic		$4,184	$3,808
Foreign		3,660	3,672
Total net deferred income tax liability		$7,844	$7,480

(1)
At December 31, 2019, the Company has $937 million net operating loss carryforwards for U.S. federal income tax purposes that arose in 2019, over an indefinite period. The utilization of those U.S. federal net operating loss carryforwards is limited to 80% of taxable income in any given year, as prescribed under the provisions of the U.S. Tax Reform. In addition, the Company has net operating loss carryforwards of $177 million for U.S. state tax purposes, which are available to offset future U.S. state taxable income between the years 2020 and 2039.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income, of the necessary character, during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, the available carryback and carryforward periods, and projected future taxable income in making this assessment. As at December 31, 2019, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $3.0 billion, and, based upon the level of historical taxable income, projections of future taxable income of the necessary character over the periods in which the deferred income tax assets are deductible, and the reversal of taxable temporary differences, management believes, following an assessment of the current economic environment, it is more likely than not that the Company will realize the benefits of these deductible differences. As at December 31, 2019, the Company has not recognized a deferred income tax asset of $244 million (2018 - $217 million) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in U.S. subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.
The following table provides a reconciliation of unrecognized tax benefits on the Company's domestic and foreign tax positions:

In millions	Year ended December 31,	2019	2018	2017
Gross unrecognized tax benefits at beginning of year		$74	$74	$61
Increases for:
Tax positions related to the current year		5	12	13
Tax positions related to prior years		—	2	2
Decreases for:
Tax positions related to prior years		(17)	(13)	—
Settlements		—	(1)	(1)
Lapse of the applicable statute of limitations		—	—	(1)
Gross unrecognized tax benefits at end of year		62	74	74
Adjustments to reflect tax treaties and other arrangements		(2)	(5)	(5)
Net unrecognized tax benefits at end of year		$60	$69	$69

As at December 31, 2019, the total amount of gross unrecognized tax benefits was $62 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2019 was $60 million. If recognized, $7 million of the net unrecognized tax benefits as at December 31, 2019 would affect the effective tax rate. The Company believes that it is reasonably possible that $23 million of the net unrecognized tax benefits as at December 31, 2019 related to Canadian federal and provincial income tax matters, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations, and will not affect the effective tax rate as they relate to temporary differences.
The Company recognizes accrued interest and penalties related to gross unrecognized tax benefits in Income tax expense in the Company's Consolidated Statements of Income. For the year ended December 31, 2019, the Company recognized accrued interest and penalties of $1 million (2018 - $3 million; 2017 - $3 million). As at December 31, 2019, the Company had accrued interest and penalties of $11 million (2018 - $10 million).
In Canada, the Company's federal and provincial income tax returns filed for the years 2014 to 2018 remain subject to examination by the taxation authorities. An examination of the Company's federal income tax returns for the years 2014 and 2015 is currently in progress and is expected to be completed during 2020. In the U.S., the federal income tax returns filed for the years 2016 to 2018 and the state income tax returns filed for the years 2015 to 2018 remain subject to examination by the taxation authorities. During the year, the Company settled certain state tax audits which resulted in the recognition of tax benefits. Examination of the Company's U.S. federal income tax return for the year 2017 as well as examinations of certain state income tax returns are currently in progress. The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.